UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. 1)

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☐	Soliciting Material Pursuant to Section 240.14a-12

THE ADAMS EXPRESS COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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October 4, 2006

Dear Fellow Stockholders:

We are calling a special meeting of stockholders to seek your approval of a comprehensive rewriting and updating of the Company’s corporate charter. We ask for your vote in favor of the proposals to help protect your investment in the Company. Please take the time to vote.

The charter was adopted in 1976 when the Company moved to Maryland and has not undergone a comprehensive review since then. Much has changed in Maryland corporation law and the investment company atmosphere in the intervening years. This passage of time and recent activity at other closed-end funds have led us to conclude that the charter should be brought up to date as promptly as possible.

We hired experienced Maryland legal counsel specializing in Maryland corporation law and investment companies to review our charter. They have advised that it contains a number of provisions that are obsolete and lacks several that are now routinely found in the charters of many corporations and closed-end funds incorporated in Maryland. This situation can place the Company at a competitive disadvantage and handicap our ability to meet the continually evolving demands of the marketplace. Accordingly, counsel recommended for consideration by the Board a wholesale revision of the charter to bring it into line with current Maryland law and industry practice. After extensive review, the Board has recommended revising the charter and is presenting it for your approval. A complete description of the proposed amendments is contained in the accompanying proxy statement and a copy of the charter, assuming all amendments are approved, is attached thereto.

In the next two paragraphs we highlight two of the amendments to explain to you briefly our reasons for recommending them. These amendments, in particular, will serve to protect your investment in the Company against arbitrage and other activity by short-term speculators looking to make a quick profit that would be contrary to the interests of our long-term stockholders.

We have been structured as a closed-end fund since 1929 and believe that this structure has been instrumental in the Company’s success over the years. We are recommending increasing the shareholder vote required under certain circumstances to amend the charter for converting the Company to an open-end fund from a majority of the outstanding shares to two-thirds of the outstanding shares. A two-thirds vote for making this type of fundamental change to the Company is the percentage specified in Maryland corporation law (although a corporation may choose to increase or decrease that percentage should it choose to do so), and many closed-end funds recently incorporated in Maryland have this requirement. In addition to bringing the charter into line with current Maryland law and practice, we want to ensure that such a dramatic event as converting the Company into an open-end fund is generally treated on equal footing with such other fundamental actions as liquidating or merging the Company, which already require a two-thirds vote, and will happen only when an overwhelming majority of our stockholders cast their vote for such a change.

Another recommended amendment is to give the Board the sole power to decide what should be included in the Company’s Bylaws. When the charter was adopted in 1976, it carried over the provision that had been in the Company’s charter as it existed in 1968, when the Company converted from being a New York joint stock association to a New York corporation, that the Board and the shareholders have concurrent power to amend the Bylaws. This is not a requirement under Maryland law and, in the 30 years since the charter was adopted, no shareholder has ever sought to exercise this power unilaterally. Moreover, we understand that this power has very rarely been employed by stockholders of any other Maryland-chartered public company with a similar provision in its charter. Nonetheless, because this provision could provide an opening that a short-term speculator could use to advance its own agenda to the detriment of our long-term stockholders, we are recommending that the power be given solely to the Board.

Thank you for your investment in the Company. We ask for your continued support by voting in favor of this updating of the charter and voting “FOR” each of the seven amendment proposals.

Sincerely,

Douglas G. Ober

Chairman and Chief Executive Officer

The Adams Express Company

Seven St. Paul Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

October 4, 2006

To the Stockholders of

           THE ADAMS EXPRESS COMPANY:

Notice is hereby given that a Special Meeting of Stockholders of THE ADAMS EXPRESS COMPANY, a Maryland corporation (the “Company”), will be held at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201, on Tuesday, November 7, 2006, at 9:30 a.m., local time.

As more fully described in the attached proxy statement, the sole purpose of the Special Meeting is to consider and vote upon seven proposals to amend provisions of the charter of the Company related to:

1. The purpose of our Company;

2. The classification, designation and issuance of stock and related provisions;

3. Stockholder voting;

4. The power to amend our Bylaws;

5. The quorum for stockholder meetings;

6. Determinations by our Board; and

7. The amendment of certain other provisions of our Charter.

Stockholders of record, as shown by the transfer books of the Company at the close of business on September 11, 2006, the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote your shares by signing, dating and mailing the enclosed proxy card in the envelope provided, or authorize a proxy by using the telephone or Internet options as instructed on the proxy card.

By order of the Board of Directors,

LAWRENCE L. HOOPER, JR.

Vice President, General Counsel

and Secretary

PROXY STATEMENT

INTRODUCTION

This proxy statement is being furnished on or about October 4, 2006 to the stockholders of The Adams Express Company, a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors to be exercised at the Special Meeting of Stockholders described in the accompanying notice and at any adjournment or postponement thereof, which we refer to herein as the “Special Meeting.”

The sole purpose of the Special Meeting is to consider and vote upon seven proposals to amend the charter of the Company related to:

1. The purpose of our Company;

2. The classification, designation and issuance of stock and related provisions;

3. Stockholder voting;

4. The power to amend our Bylaws;

5. The quorum for stockholder meetings;

6. Determinations by our Board; and

7. The amendment of certain other provisions of our Charter.

We refer to the proposed amendments collectively as the “Amendments.”

The Adams Express Company is a registered management investment company under the Investment Company Act of 1940 that is operated as a closed-end equity fund, is internally managed and whose investment policy is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and an opportunity for capital appreciation. We do not have a principal underwriter or outside administrator. In this proxy statement, The Adams Express Company is referred to as “our,” “we” and “our Company,” and our stockholders are referred to as “you.”

The mailing address of our principal executive office is Seven St. Paul Street, Baltimore, Maryland 21202. Our telephone number is (800) 638-2479 and our corporate Website is www.adamsexpress.com.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held on Tuesday, November 7, 2006, at 9:30 a.m, local time, at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201. The meeting room will open for admission at 9:00 a.m.

Who May Vote

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on September 11, 2006. As of the record date, there were 85,117,815 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote. You can vote in person at the Special Meeting or by proxy. To vote by proxy, please date, execute and mail the enclosed proxy card, or authorize a proxy by using telephone or Internet options as instructed on the proxy card.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a broker’s proxy card and bring it to the Special Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy card—your “proxies”—will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the Amendments or that you abstain from voting on one or more Amendments. If you date, sign and return the proxy card without indicating your instructions, your shares will be voted as follows:

•	FOR the approval of each of the Amendments; and

•	In the discretion of your proxies on any other matter that properly comes before the Special Meeting.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by attending the Special Meeting and voting in person or by sending a written revocation to our Secretary. Your most current proxy is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker returns a valid proxy but does not vote on a particular matter because the broker does not have discretionary voting power for that matter and has not received instructions from the beneficial owner.

Vote Requirement

Each of the Amendments requires the affirmative vote of holders of a majority of the shares of our outstanding common stock. Abstentions and broker non-votes will have the effect of a vote against each of the Amendments.

Appraisal Rights

Under Maryland law, because your shares are listed on the New York Stock Exchange, you are not entitled to rights of appraisal or other similar rights of dissenters with respect to the Amendments.

Other Matters

Your Board of Directors does not intend to present any business at the Special Meeting other than the Amendments. Under Maryland law and our Bylaws, generally no business other than the Amendments may be transacted at the Special Meeting.

AMENDMENT AND RESTATEMENT OF OUR CHARTER

Background

Our Company was founded in 1854. In 1929, we became a closed-end fund and in 1976 we re-incorporated in Maryland, under and subject to the Maryland General Corporation Law, which we refer to as the “MGCL.” Our re-incorporation was effected by the filing of our Articles of Incorporation with the State Department of Assessments and Taxation of Maryland. Since then, our Articles of Incorporation have been amended over the years in several respects, including to increase the number of authorized shares, authorize preferred stock and provide for the designation of preferred stock into series, and provide for the indemnification of our directors and officers and limit the personal liability of our directors and officers to the maximum extent permitted by Maryland law and the Investment Company Act of 1940. In this proxy statement, we refer to our Articles of Incorporation together with any amendments or supplements as the “Current Charter.” A composite version of our Current Charter is attached as Appendix A.

Since our re-incorporation in Maryland in 1976, the MGCL has evolved into a more flexible and modern corporation law. While some of the changes to the MGCL over the years have been reflected in the amendments included in our Current Charter, it does not contain many provisions that are now common in Maryland-chartered closed-end funds formed more recently, particularly many that have been launched in initial public offerings over approximately the last five years.

Additionally, the atmosphere for closed-end funds has changed dramatically since the 1970s when the principal provisions of our Current Charter were implemented in Maryland. Historically, shares of closed-end funds commonly have traded at a discount to net asset value. Once it became clear that these discounts offered arbitrage opportunities, a new class of sophisticated investors in closed-end funds emerged. Many of these professional investors do not generally have a long-term investment perspective but instead seek to take short-term advantage of the discounts that are common among closed-end funds. Typically, these opportunistic investors purchase large blocks of shares in closed-end funds whose shares are trading at significant discounts, expecting that market forces or their own or others’ efforts will force these funds to take extraordinary action, such as liquidation or conversion to an open-end fund, thereby destroying the essential character of the closed-end fund. Your Board of Directors believes that this type of investment activity is inconsistent with our Company’s long-term investment orientation, established over 75 years ago. Your Board is opposed to converting our Company into an open-end fund, and here are a few of the key considerations:

First, in an open-end fund structure, stockholders are permitted to sell their shares back to the fund, at net asset value, determined on a daily basis. Thus, the portfolio of an open-end fund must always include a sufficient amount of liquid assets to satisfy redemptions, which are not always predictable, reducing the funds available for long-term investment.

Second, a conversion to an open-end structure could force us to sell securities at an inopportune time, foregoing profitable investment opportunities and possibly severely disrupting our securities portfolio.

Third, the sale of portfolio securities by us in order to redeem shares after open-ending could result in capital gains that would have to be distributed to our remaining, non-redeeming stockholders, forcing them to pay taxes on these currently unrealized gains and reducing the Company’s assets available for investment.

Fourth, with our virtually unique internally-managed structure, we do not presently have the support staff or systems in place to conduct our operations as an open-end fund. Therefore, we would need to incur significant additional expenses and expanded marketing costs were we forced to convert to an open-end fund. This would most likely result in a significant increase in our expense ratio and the costs that would have to be borne by our stockholders.

Your Board of Directors, elected by you every year, has been following with increasing concern the activities of these short-term, opportunistic investors in other closed-end funds. Unlike any single stockholder or group of stockholders, our Board is subject to express statutory duties under the MGCL. In carrying out his or her responsibilities, each director of our Company must act (1) in good faith, (2) with a reasonable belief that his or her actions are in the best interests of our Company and (3) with the care of an ordinarily prudent person in a like position under similar circumstances. Under Maryland law, if a board of directors of a corporation determines that an unsolicited effort of an arbitrageur or other short-term investor is not in the best interests of the corporation, the board’s duties may require that it take reasonable actions to oppose the effort. Resisting such an effort could result in one or more proxy contests or litigation, which could have the effect of increasing the costs of the corporation, perhaps dramatically. A board of directors may, on the other hand, determine that for a particular corporation, such an alternative is in the corporation’s best interests and decide to support it.

Our Board of Directors believes that focusing solely on the discount, which is the typical perspective of the short-term investor, is not appropriate for a long-term investment fund, such as our Company. As disclosed in our semi-annual report for the period ended June 30, 2006, our current, stated investment objective, as it has been for many years, is to provide stockholders with preservation of capital, generation of dividend income and the opportunity for capital appreciation. We believe that a closed-end structure has significantly helped us to maximize our long-term investment return.

In light of the foregoing, our Board of Directors has considered and declared advisable various amendments to update and modernize our Current Charter and to provide our Board with more tools to properly respond to initiatives from potential arbitrageurs and others.

In this regard, there are many actions our Board may already take without stockholder approval. Under the MGCL, the board of directors of a corporation with equity securities registered under the Securities Exchange Act of 1934 and with at least three independent directors may elect on behalf of a corporation, notwithstanding any contrary provision in its charter or bylaws, to (1) classify the board, (2) increase the vote required to remove a director to two-thirds of the outstanding shares entitled to vote generally in the election of directors, (3) require a majority of the outstanding shares of stock entitled to vote at the meeting to compel the calling of a stockholder-requested special meeting and (4) grant the board the exclusive power to set the number of directors and to fill any vacancies. Our Board previously has elected to have the power set forth in (4) above and, as is common among Maryland-chartered public corporations, including closed-end investment funds, our Bylaws currently provide for a majority requirement to call a stockholder-requested special meeting. Our Board has no intention of making any further such elections at this time, and the proposed Amendments to our Current Charter do not address any of the foregoing powers of the Board.

Attached hereto as Appendix B is the form of Articles of Amendment and Restatement, which we refer to as the “Amended Charter.” The Amended Charter assumes all of the Amendments are approved. If some but not all Amendments are approved, the Amended Charter will be revised accordingly.

The Board recommends approval of the following seven proposed Amendments.

Amendment 1: Purpose of Our Company

Article III of our Current Charter provides:

The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company; to acquire by purchase, subscription, contract or otherwise, and to invest in, hold for investment or otherwise, to sell or exchange or contract to sell or exchange, to mortgage pledge or otherwise dispose of or turn to account or realize upon, and generally to deal in and with, all forms of securities, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or evidences of interest therein; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such securities or evidences of interest therein, including the right to vote thereon and to consent and otherwise act with respect thereto; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Maryland.

Article III of the Amended Charter provides:

The purposes for which the Corporation is formed are to conduct and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and to engage in any other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

Our Company has conducted itself as a closed-end management investment company for the last 75 years. Proposed Article III shortens and simplifies this statement of the Company’s purposes and conforms it to current industry practice.

Amendment 2: Classification, Designation and Issuance of Stock and Related Provisions

Article VI of our Current Charter provides for the authorized stock of our Company as follows:

The total number of shares of stock which the Corporation shall have authority to issue is 160,000,000 shares with an aggregate par value of $150,000,000, divided into two classes consisting of (a) 150,000,000 shares of Common Stock of the par value of $1 each and of the aggregate par value of $150,000,000 and (b) 10,000,000 shares of Preferred Stock without par value.

Additionally, Article VI of our Current Charter includes provisions governing the classification and designation of our Company’s preferred stock. Those provisions, which are set forth in their entirety in Appendix A, provide for the classification and designation of unissued shares of preferred stock in one or more series.

Article V of the Amended Charter also provides for the authorized stock of our Company and allows our Board greater flexibility in the classification and designation of stock and the authorization of the issuance of additional shares of stock.

Section 5.1 Authorized Shares. The Corporation has authority to issue 160,000,000 shares of stock, consisting of 150,000,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, $.001 par value per share (the “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $160,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes or series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section 5.3 Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

Under Article VI of our Current Charter, in order to increase the total number of authorized shares or the number of authorized shares of any class or series, the stockholders must approve an amendment to our Current Charter. Since our Company was reincorporated in Maryland in 1976, the stockholders have approved six amendments to our Current Charter to increase the number of authorized shares, most recently in 2000. The process for approving a charter amendment may take several months. In 1999, the Maryland legislature amended the MGCL to specifically permit the charter of a Maryland corporation to provide its board of directors the power to amend the charter, without a stockholder vote, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that a corporation is authorized to issue. Since this amendment to the MGCL, many Maryland corporations, including closed-end funds, have included such a provision in their charters. This provision allows boards of directors to take advantage of often fast-changing capital market conditions to issue additional shares of stock, such as through a stock split, as last occurred in 2000, without the time-consuming and expensive process of seeking a stockholder vote. Vesting in our Board the power to increase the number of our Company’s shares could, in the future, allow our Company to take quick action to issue additional shares of stock under favorable market conditions, as determined by the members of our Board in the exercise of their duties to oversee the management of the Company’s business and affairs.

Related provisions include provisions for the classification and designation of shares of preferred stock. In Article VI of our Current Charter, it is unclear whether authorized but unissued shares of our preferred stock may be re-classified into shares of common stock. Additionally, Article VI does not provide for the classification of shares of authorized but unissued shares of common stock into shares of preferred stock. Article V of the Amended Charter would allow our Board to classify and reclassify unissued shares of common stock or preferred stock into other classes and series, thereby giving our Board the maximum flexibility in financing the Company through authorizing the issuance of additional shares of stock. Moreover, Article V of the Amended Charter provides for the automatic readjustment of the number of authorized shares of a class or series of our Company’s stock that are classified or reclassified into shares of another series or class of our Company. Additionally, the Amended Charter updates the language governing the classification and designation of stock to more accurately track current provisions of the MGCL.

Par value no longer has any significance in the MGCL other than in connection with the calculation of certain filing fees in the State of Maryland. In order to minimize these potential fees, the Amended Charter provides for a nominal par value of $.001 per share.

Finally, the proposed amendments track a provision of the MGCL, adopted in 1986, that allows the terms of stock to be made dependent on facts ascertainable outside of the charter. This provision is widely used by closed-end funds that issue auction market preferred stock, certain terms of which are typically made dependent on rating agency determinations or other extrinsic facts.

The Board of Directors has no intention of authorizing the issuance of any additional shares of stock at this time.

Amendment 3: Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, the MGCL permits a Maryland corporation to provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Current Charter does not include a provision that would allow for the reduction of the vote required to approve most of the foregoing extraordinary actions. Article X of our Current Charter provides:

The affirmative vote of two-thirds of the shares of stock entitled to be cast shall be required to authorize a merger, consolidation, dissolution or sale of substantially all of the assets of the Corporation. The affirmative vote of a majority of the shares of stock entitled to be cast shall be sufficient to authorize any amendment to the Articles of Incorporation, except that the affirmative vote of two-thirds of the shares of stock entitled to be cast shall be required to authorize any amendment reducing the vote of shares required by the first sentence of this Article Tenth.

These provisions prevent the occurrence of an extraordinary corporate event without the affirmative vote of a supermajority of stockholders. However, these provisions would not necessarily cover a proposal to convert our Company to an open-end fund by way of a charter amendment. An open-end fund’s shares are redeemable on a daily basis at the net asset value per share. As explained above on pages 3-4, in recent years, short-term investors and arbitrageurs have initiated proposals to convert closed-end funds trading at a discount into open-end funds. Once the conversion to an open-end fund takes place, the short-term investor has the right to require the corporation to redeem its shares at net asset value. However, as more fully discussed above, conversion to an open-end fund can have serious, negative consequences to our long-term stockholders. In particular, as noted above, the portfolio of an open-end fund must include a sufficient amount of liquid assets to satisfy redemptions, reducing the funds available for long-term investment. Moreover, a conversion to an open-end structure could force us to sell securities at an inopportune time, which could severely disrupt our current portfolio, and increase the expenses borne by our stockholders.

Article VI of the Amended Charter provides:

Section 6.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Extraordinary Actions and Charter Amendments.

(a) The affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter shall be required to authorize a merger, consolidation, share exchange, dissolution or sale of substantially all of the assets of the Corporation. Except as provided in subsection (b) of this Section 6.2, the affirmative vote of the holders of a majority of votes entitled to be cast on the matter shall be sufficient to authorize any amendment to the charter, except that the affirmative vote of the holders of two-thirds of the votes entitled to be cast shall be required to authorize any amendment reducing the vote of shares required by the first sentence of this Section 6.2.

(b) The affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter, each class voting as a separate class, shall be necessary to effect:

(i) Any amendment to the charter of the Corporation to make the Corporation’s Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act); and

(ii) Any amendment to Section 4.1, Section 6.1, this Section 6.2(b) or Section 6.2(c);

provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

(c) “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

Article VI of the Amended Charter retains the two-thirds vote requirement in Article VIII of our Current Charter required to approve a merger, consolidation, dissolution or sale of substantially all of the assets of the Corporation. However, Article VI of the Amended Charter requires the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast for the conversion of our Company into an open-end fund unless two-thirds of the Continuing Directors on our Board approve the open-ending proposal, in which case the proposal would be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter. A Continuing Director includes our current directors, directors who are nominated by a majority of our current directors in office and directors who were nominated by a majority of the current directors on our Board who are included in the first two categories. These provisions protect the Company and its stockholders by requiring that a conversion to an open-end fund will not occur without the approval of either (a) two-thirds of the Continuing Directors and holders of a majority of shares or (b) a majority of directors and holders of two-thirds of the shares.

Article IV of the Amended Charter adds new language that provides:

The Bylaws of the Corporation may provide for the election of a director by a plurality of all the votes cast in the election of a director, a majority or other percentage of all the votes entitled to be cast in the election of a director or by any other vote, in any case as specified in the Bylaws and as may vary as specified in the Bylaws depending upon whether the election of directors is contested.

Our Current Charter is silent on the vote required to elect directors. The MGCL provides that a plurality of the votes cast is sufficient to elect a director, unless the charter or bylaws of a corporation provide otherwise. Our current Bylaws provide that a director shall be elected by a plurality of the votes cast. Our Board of Directors has no intention at this time to amend our Bylaws to change this provision. However, there has been recent consideration in legal and other circles regarding the appropriate vote for the election of directors. While some companies have moved toward majority voting in the election of directors, we have not yet determined whether majority voting is appropriate for us. The new language in Article IV modernizes our Charter and gives our Board flexibility in determining the appropriate vote requirement in the election of directors in the future depending upon then prevailing circumstances. Our Board of Directors could, for example, decide to institute a majority vote in all elections of directors by stockholders or, alternatively, only in a non-contested election and a plurality vote in a contested election instituted by an arbitrageur or other short-term investor that would not be in the best interests of our Company.

Amendment 4: Power to Amend Bylaws

Article Ninth of our Current Charter provides:

The by-laws may be adopted, amended or repealed by vote of the stockholders at the time entitled to vote in the election of any directors or by the Board of Directors upon the affirmative vote of a majority of the entire Board, but any by-law adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon as herein provided.

Article V of the Amended Charter provides:

The rights of all stockholders and the terms of all stock are subject to the provisions of the charter and the Bylaws. The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

As permitted by the MGCL, the proposed amendments would grant to our Board the exclusive power to amend our Bylaws. Under our Current Charter, our stockholders with the Board have the concurrent power to amend our Bylaws. The stockholders have never exercised this power in the time our Company has been a Maryland corporation. It is common that the bylaws of Maryland public companies provide for exclusive board power to change the bylaws. Exclusive rather than concurrent power avoids a possibly circular situation in which either the stockholders or the board could endlessly repeal each other’s changes and subsequent repeals. Our Board has no present intention of changing the Bylaws but, in making any changes, each director, as noted above, would be required by the MGCL to act in good faith, to reasonably believe that his or her action was in the best interest of our Company and to act with the care of an ordinarily prudent person. Although bylaws may contain provisions that may be viewed as “anti-takeover” provisions, most typical bylaw provisions deal with matters of internal corporate logistics and governance.

Amendment 5: Quorum for Stockholder Meetings

Our Current Charter is silent with respect to a quorum for the transaction of business at a meeting of stockholders. Article IV of the Amended Charter provides:

The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, the Bylaws may provide for a greater or lesser quorum requirement provided that such requirement shall not be less than one-third nor more than two-thirds of the votes entitled to be cast on a matter (without regard to class).

The MGCL provides that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum unless the law or the charter provides otherwise. Section 4.3 of the Amended Charter adopts the majority requirement for a quorum but specifies that the Bylaws may provide otherwise but only within a limited range of one-third to two-thirds of the votes entitled to be cast in the matter. As our Bylaws may be amended by our Board, this provision will give the Board the power to specify a quorum requirement other than a majority of the votes entitled to be cast at the meeting. For example, our Board might determine that a supermajority quorum requirement is appropriate for a matter requiring a supermajority stockholder vote or the Board might determine that a quorum requirement of less than a majority might be appropriate for a matter requiring a vote of less than a majority of the votes entitled to be cast. Also, the power to lower the quorum requirement could enable our Board to prevent some stockholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum — a tactic that has been tried against at least one other closed-end fund recently.

Amendment 6: Determinations by Our Board

Article IV of the Amended Charter adds new language to provide:

Any determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or Bylaws or otherwise to be determined by the Board of Directors.

This is a common provision in charters of Maryland closed-end funds, and is intended to promote certainty and finality.

Amendment 7: Amendment of Certain Other Provisions of Our Charter

In addition to the Amendments specifically discussed in this proxy statement, the Amended Charter contains certain other amendments to our Current Charter. These amendments include changes to our Current Charter tracking the language used in the MGCL, conforming changes to match the other Amendments and reordering and renumbering sections for clarity. You are urged to read the Amended Charter in its entirety.

Restatement of Our Charter

If all of the Amendments are approved, all of the provisions of our Current Charter will be repealed in their entirety and substituted in lieu thereof will be the new provisions set forth in the Amended Charter. A vote in favor of all of the Amendments is a vote in favor of the Restatement of our Current Charter as reflected in the Amended Charter. If some but not all of the Amendments are approved, those amendments that are approved will be incorporated into our Current Charter as permitted by Maryland law.

Potential Effect of Certain Charter Amendments

Although the Board of Directors has no such intention at the present time, the amendment which permits our Board to amend our charter to increase the authorized shares available for issuance (and the power to classify and reclassify shares) would permit our Board to establish a series of preferred stock that could, depending on the terms of such series, delay, defer or prevent a transaction or a change in control of the Company that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders. Moreover, such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the issuer. Certain other amendments, including the Board’s exclusive power to amend our Bylaws, may have the result of delaying, deferring or preventing a transaction or a change in control of the Company that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders.

Vote Required and Recommendation

Each of the Amendments requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENTS.

OTHER INFORMATION

Stock Ownership by Directors, Certain Executive Officers and Certain Beneficial Owners

The following table indicates, as of August 31, 2006, the amount of our common stock beneficially owned by our directors, our chief executive officer and certain other executive officers, and any person who is known to us to be the beneficial owner of more than five percent of our outstanding voting securities. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name, Position and Address (a) of Person	Amount of Common Stock Beneficially Owned (b)(c)(d)(e)	Percent of Class
Enrique R. Arzac, Independent Director	21,006	*
Phyllis O. Bonanno, Independent Director	2,104	*
Daniel E. Emerson, Independent Director	23,591	*
Frederic A. Escherich, Independent Director	3,000	*
Roger W. Gale, Independent Director	4,750	*
Thomas H. Lenagh, Independent Director	4,841	*
Kathleen T. McGahran, Independent Director	3,564	*
John J. Roberts, Independent Director	10,128	*
Craig R. Smith, Independent Director	3,500	*
Douglas G. Ober, Chairman of the Board and Chief Executive Officer	113,812	*
Joseph M. Truta, President	275,399	*
Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary	38,953	*
Maureen A. Jones, Vice President, Chief Financial Officer, and Treasurer	46,235	*
Erik E. Bergstrom (f), Private Investor, P.O. Box 126, Palo Alto, CA 94302	7,715,000	9
Directors and executive officers as a group (13 persons)	550,883	*

*	Calculated on the basis of 85,117,815 shares outstanding on August 31, 2006, each director owned less than 1.0% of the Common Stock outstanding. The directors and executive officers as a group owned less than 1.0% of the Common Stock outstanding.
(a)	The address for each director and officer is the Company’s office, Seven St. Paul Street, Suite 1140, Baltimore, MD 21202.
(b)	To the Company’s knowledge, other than shares referred to in footnote (d) below, each director and officer had sole investment and sole voting power with respect to the shares shown opposite his or her name. The numbers shown include the following amounts of our common stock that the following individuals, and the group, have the right to acquire, within 60 days of August 31, 2006: Mr. Truta (5,910 shares), Mr. Hooper (20,706), Ms. Jones (24,702 shares) and 51,318 shares for the group.
(c)	Of the amount shown as beneficially owned by the directors and executive officers as a group, 314,822 shares were held by the Trustee under the Employee Thrift Plan of the Company and the Employee Thrift Plan of Petroleum & Resources Corporation.
(d)	The amounts shown include shares subject to options under the Company’s Stock Option Plan and restricted stock under the Company’s 2005 Equity Incentive Compensation Plan held by Mr. Ober (49,959 shares), restricted stock units under the 2005 Plan held by each director (either 1,500 or 750 units), and by directors and executive officers as a group (163,760 shares). Mr. Ober and the other officers with shares subject to options all disclaim beneficial ownership of those shares.

(e)	Of the amount shown, 63,302 shares beneficially owned by Mr. Ober were held by the Trustee under the Employee Thrift Plan of the Company.
(f)	This information was provided to Adams Express, as of February 8, 2006, by Erik E. Bergstrom and related persons, and Mr. Bergstrom disclaimed beneficial ownership of certain of these shares.

Annual and Semiannual Reports

A copy of our annual report for the year ended December 31, 2005 and our semi-annual report for the period ending June 30, 2006 will be furnished to stockholders, without charge, upon request. You may request a copy by contacting Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary, at Seven St. Paul Street, Suite 1140, Baltimore, Maryland 21202, by telephoning Mr. Hooper at (800) 638-2479, or by sending Mr. Hooper an e-mail message at contact@adamsexpress.com.

Stockholder Proposals for the 2007 Annual Meeting

Stockholder proposals for inclusion in the proxy statement and form of proxy relating to our 2007 Annual Meeting must be received by our Secretary at Adams Express, Seven St. Paul Street, Baltimore, Maryland 21202, no later than November 15, 2006.

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2007 Annual Meeting but does not seek to have included in our proxy statement and form of proxy for that meeting, the following requirements apply. Pursuant to the Company’s Bylaws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2007 Annual Meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the advance notice provisions of the Company’s Bylaws) must be received by our Secretary at Adams Express, Seven St. Paul Street, Baltimore, Maryland 21202 no earlier than December 28, 2006 and no later than January 27, 2007. Our advance notice Bylaw requirements are separate from, and in addition to, the Securities and Exchange Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. Should the Company determine to allow a stockholder proposal that is received by the Company after January 27, 2007 to be presented at the 2007 Annual Meeting nevertheless, the persons named as proxies in the form of proxy furnished for that meeting will have discretionary voting authority with respect to such stockholder proposal.

Methods and Expenses of Solicitation

We will pay all costs of soliciting proxies for the Special Meeting. The solicitation of proxies for the Special Meeting is being made by mail, but may also be made by telephone, e-mail or in person by our officers and employees (without additional compensation). In addition, we have hired The Altman Group for $            , plus associated costs and expenses which are expected to be approximately $            , and MacKenzie Partners, Inc. for $            , plus associated costs and expenses which are expected to be approximately $            , to assist in the solicitation. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

Appendix A

CHARTER

OF

THE ADAMS EXPRESS COMPANY

(Composite version)

FIRST: The Undersigned, Kenneth C. Albaugh Jr., whose post-office address is 522 Fifth Avenue, New York, N. Y. 10036, being at least eighteen years of age, does, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby act as incorporator with the intention of forming a corporation.

SECOND: The name of the Corporation is The Adams Express Company.

THIRD: The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company; to acquire by purchase, subscription, contract or otherwise, and to invest in, hold for investment or otherwise, to sell or exchange or contract to sell or exchange, to mortgage, pledge or otherwise dispose of or turn to account or realize upon, and generally to deal in and with, all forms of securities, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or evidences of interest therein; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such securities or evidences of interest therein, including the right to vote thereon and to consent and otherwise act with respect thereto; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Maryland.

FOURTH: The post-office address of the principal office of the Corporation in this State is 201 North Charles Street, Baltimore, Maryland.

FIFTH: The name and post-office address of the resident agent of the Corporation is Lawrence L. Hooper, Jr., Vice President & General Counsel of the Company, whose business address is 7 St. Paul St., Suite 1140, Baltimore, MD 21202.

SIXTH: The total number of shares of stock which the Corporation shall have authority to issue is 160,000,000 shares with an aggregate par value of $150,000,000, divided into two classes consisting of (a) 150,000,000 shares of Common Stock of the par value of $1 each and of the aggregate par value of $150,000,000 and (b) 10,000,000 shares of Preferred Stock without par value.

A description of each class of stock which the Corporation is authorized to issue and a statement of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of each class is as follows:

1. Preferred Stock. (a) The shares of Preferred Stock may be issued from time to time as shares of one or more series of Preferred Stock and the Board of Directors is hereby expressly empowered to authorize the issuance of each such series, at any time or from time to time, in such manner and for such consideration as the Board of Directors in its sole and uncontrolled discretion may deem proper, and prior to issuance, in the resolution or resolutions providing for the issuance of shares of each particular series, to set or change (by classifying or reclassifying) the following:

(i) The distinctive serial designation and number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(ii) The voting rights of such series and any restrictions on or denial of these rights;

(iii) Whether or not the Corporation shall set apart dividends for or pay dividends to the holders of shares of such series before any dividends are set apart for or paid to the holders of any other class, classes or series of stock, and the rate, amount and time of payment of the dividends payable on shares of such series, whether or not such dividends are cumulative, cumulative to a limited extent or noncumulative and, if cumulative, the date on and after which such dividends on shares of such series shall be so cumulative;

(iv) Whether or not such series may be redeemed at the option of the Corporation or of the holders of such series and the terms and conditions of redemption including the time and price of redemption;

(v) Whether or not any sinking fund or funds is to be applied to the purchase and/or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

(vi) Whether or not such series is preferred over any other class, classes or series as to its distributive share of the Corporation’s assets upon the voluntary or involuntary liquidation of the Corporation and the amount of preference;

(vii) Whether or not any such series is convertible into shares of stock of one or more other class, classes, or series and terms and conditions of conversion;

(viii) Whether or not the holders of any such series have any voting or other rights which by law are or may be conferred on stockholders including, without limiting the generality of the foregoing, the right to vote separately as a class with all holders of Preferred Stock, or as a series separately from any other series of Preferred Stock, to elect one or more directors of the Corporation or on any matters as to which stockholders are or may be entitled to vote under, or not inconsistent with, the laws of the State of Maryland now or hereafter in effect; and

(ix) Any other terms or conditions not inconsistent with law which define, limit or regulate the powers, rights or preferences of holders of shares of such series.

(b) Each series of Preferred Stock shall be distinctively designated so as to distinguish the shares thereof from the shares of all other series, but all shares of Preferred Stock shall be of equal rank and identical with each other in all respects except as provided in or permitted by Section 1(a) of this Article SIXTH: and the shares of Preferred Stock of any one series shall be identical with each other share in such series in all respects except as of the dates on and after which any dividends thereon shall be cumulative.

(c) The Board of Directors of the Company is hereby expressly granted authority to classify or reclassify any authorized but unissued Preferred Stock in any one or more respects, from time to time before the issuance thereof, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the Preferred Stock as set forth in Section 1(a) hereinabove or any other terms and conditions of such Preferred Stock, to the full extent permitted by the laws of the State of Maryland or hereafter in effect.

2. Common Stock. Subject to the preferences and other rights of the Preferred Stock as required by law or as set or changed in the resolution or resolutions of the Board of Directors providing for the issuance of any series of Preferred Stock, dividends may be declared and paid out of funds legally available therefor, on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable and in the event of the voluntary or involuntary liquidation, dissolution and winding up of the Corporation, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining assets of the Corporation. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him of record at the time for determining the holders thereof entitled to vote.

SEVENTH: The number of directors of the Corporation shall be thirteen, which number may be increased or decreased pursuant to the by-laws of the Corporation and shall never be less than three. The names of the directors who shall act until the first annual meeting or until their successors are duly chosen and quality are:

Alger B. Chapman	Augustine R. Marusi	John J. Roberts
George E. Clark	Walter F. O’Connell	William T. Taylor
Thomas H. Lenagh	Landon Peters	Edmund F. Wagner
W. D. MacCallan	Frederick M. Peyser	Lawrence Wilkinson
Robert J. M. Wilson

EIGHTH: The Board of Directors may issue any shares of the authorized but unissued stock, or any securities convertible into shares of stock, of the Corporation, or may dispose of any shares of issued stock or other securities of the Corporation acquired by the Corporation and held in its treasury, at any time or from time to time, in such manner and for such consideration as said Board of Directors in its sole and uncontrolled discretion may deem proper, and no holder of shares of stock or other securities of the Corporation shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock or other securities of the Corporation, whether now or hereafter authorized or whether issued for money, for a consideration other than money or by way of dividend.

NINTH: The by-laws may be adopted, amended or repealed by vote of the stockholders at the time entitled to vote in the election of any directors or by the Board of Directors upon the affirmative vote of a majority of the entire Board, but any by-law adopted by the Board of Directors may be amended or repealed by the stockholders entitled to vote thereon as herein provided.

TENTH: The affirmative vote of two-thirds of the shares of stock entitled to be cast shall be required to authorize a merger, consolidation, dissolution or sale of substantially all of the assets of the Corporation. The affirmative vote of a majority of the shares of stock entitled to be cast shall be sufficient to authorize any amendment to the Articles of Incorporation, except that the affirmative vote of two-thirds of the shares of stock entitled to be cast shall be required to authorize any amendment reducing the vote of shares required by the first sentence of this Article Tenth.

ELEVENTH: To the fullest extent that applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act of 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, permits the limitation or elimination of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

TWELFTH: The Corporation shall indemnify to the fullest extent permitted by applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act of 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, any person who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any investigation, claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer or, at the option of the Board of Directors in any particular case, an employee or agent, of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer, partner or trustee, or, at the option of the Board of Directors in any particular case, an employee or agent. To the fullest extent permitted by applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act of 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, expenses incurred by any such person in connection with any such investigation, claim, action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any director or officer by this Article shall be enforceable against the Corporation by any such director or officer, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment to or repeal of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the undersigned incorporator of The Adams Express Company who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

KENNETH C. ALBAUGH JR.

CHARTER

OF

THE ADAMS EXPRESS COMPANY

ARTICLES SUPPLEMENTARY

(Composite version, continued)

The Adams Express Company, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”), that:

FIRST: Under a power contained in Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”), and in accordance with resolutions duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) at a meeting duly called and held, the Corporation elects, notwithstanding any provision in its charter or Bylaws to the contrary, to be subject to Section 3-804(b) and (c) of the MGCL, the repeal of which may be effected only by the means authorized by Section 3-802(b)(3) of the MGCL.

SECOND: The election to become subject to Section 3-804(b) and (c) of the MGCL has been approved by the Board of Directors in the manner and by the vote required by law.

THIRD: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its President and attested by its Secretary on this 16th day of October, 2003.

ATTEST:	THE ADAMS EXPRESS COMPANY

/s/ LAWRENCE L. HOOPER, JR.	/s/ JOSEPH M. TRUTA	(SEAL)
Lawrence L. Hooper, Jr. Secretary	Joseph M. Truta President

Appendix B

THE ADAMS EXPRESS COMPANY

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: The Adams Express Company, a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is:

The Adams Express Company

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to conduct and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and to engage in any other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in this State is 7 St. Paul Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation are Lawrence L. Hooper, Jr., 7 St. Paul Street, Suite 1140, Baltimore, Maryland 21202.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is 10, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than three. The names of the directors who shall serve until their successors are duly elected and qualify are:

Enrique R. Arzac	Thomas H. Lenagh
Phyllis O. Bonanno	Kathleen T. McGahran
Daniel E. Emerson	Douglas G. Ober
Frederic A. Escherich	John J. Roberts
Roger W. Gale	Craig R. Smith

Pursuant to the Corporation’s election to be subject to Section 3-804(b) and (c) of the Maryland General Corporation Law (the “MGCL”), but subject to applicable requirements of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

The Bylaws of the Corporation may provide for the election of a director by a plurality of all the votes cast in the election of a director, a majority or other percentage of all the votes entitled to be cast in the election of a director or by any other vote, in any case as specified in the Bylaws and as may vary as specified in the Bylaws depending upon whether the election of directors is contested.

Section 4.2 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

Section 4.3 Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, the Bylaws may provide for a greater or lesser quorum requirement provided that such requirement shall not be less than one-third nor more than two-thirds of the votes entitled to be cast on a matter (without regard to class).

2

Section 4.4 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Article V of the charter or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation that it may issue or sell.

Section 4.5 Determinations by Board. Any determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or Bylaws or otherwise to be determined by the Board of Directors.

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 160,000,000 shares of stock, consisting of 150,000,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 10,000,000 shares of Preferred Stock, $.001 par value per share (the “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $160,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes or series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

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Section 5.3 Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

Section 5.5 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the charter and the Bylaws. The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 6.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Extraordinary Actions and Charter Amendments.

(a) The affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter shall be required to authorize a merger, consolidation, share exchange, dissolution or sale of substantially all of the assets of the Corporation. Except as provided in subsection (b) of this Section 6.2, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to authorize any amendment to the charter, except that the affirmative vote of two-thirds of the shares of stock entitled to be cast shall be required to authorize any amendment reducing the vote of shares required by the first sentence of this Section 6.2.

(b) The affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter, each class voting as a separate class, shall be necessary to effect:

(i) Any amendment to the charter of the Corporation to make the Corporation’s Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act);

and

(ii) Any amendment to Section 4.1, Section 6.1, this Section 6.2(b) or 6.2(c);

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provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

(c) Continuing Directors. “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Liability. To the fullest extent that applicable law (including the MGCL and the 1940 Act), as in effect from time to time, permits the limitation or elimination of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

Section 7.2 Indemnification and Advance of Expenses. The Corporation shall indemnify to the fullest extent permitted by applicable law (including the MGCL and the 1940 Act), as in effect from time to time, any person who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any investigation, claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer or, at the option of the Board of Directors in any particular case, an employee or agent, of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer, partner or trustee, or, at the option of the Board of Directors in any particular case, an employee or agent. To the fullest extent permitted by applicable law (including the MGCL and the 1940 Act), as in effect from time to time, expenses incurred by any such person in connection with any such investigation, claim, action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any director or officer by this Article shall be enforceable against the Corporation by any such director or officer, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment to or repeal of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment or repeal.

Section 7.3 1940 Act. The provisions of this Article VII shall be subject to the 1940 Act.

Section 7.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

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THIRD: The amendment to and restatement of the charter as hereinabove set forth was approved by a majority of the entire Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 160,000,000, consisting of 150,000,000 shares of Common Stock, $1.00 par value per share and 10,000,000 shares of Preferred Stock, no par value per share. The aggregate par value of all shares of stock having par value was $150,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 160,000,000, consisting of 150,000,000 shares of Common Stock, $.001 par value per share, and 10,000,000 shares of Preferred Stock, $.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $160,000.

NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this      day of                     , 2006.

ATTEST:	THE ADAMS EXPRESS COMPANY

	By:		(SEAL)

Secretary		President

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THE ADAMS EXPRESS COMPANY

PROXY

THIS PROXY IS SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF THE ADAMS EXPRESS COMPANY

The undersigned stockholder of The Adams Express Company, a Maryland corporation (the “Company”), hereby appoints                      and                     , or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held at 9:30 a.m., local time, on Tuesday, November 7, 2006, at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201 and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals to amend the charter of the Company as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

You may also authorize your proxy by the telephone or internet. Please call [Number] or go to [Website]. Make sure to have this proxy card available.

1. The Amendment proposal relating to the purpose of our Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. The Amendment proposal relating to the classification, designation and issuance of stock and related provisions.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. The Amendment proposal relating to stockholder voting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. The Amendment proposal relating to the power to amend our Bylaws.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. The Amendment proposal relating to the quorum for stockholder meetings.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6. The Amendment proposal relating to determinations by our Board.

☐ FOR	☐ AGAINST	☐ ABSTAIN

7. The Amendment proposal relating to the amendment of certain other provisions of our Charter.

☐ FOR	☐ AGAINST	☐ ABSTAIN

8. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the Proxy holder.

☐ Check here only if you plan to attend the meeting in person.

IMPORTANT: Please sign exactly as your name appears hereon and mail or deliver it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.	(Signature) (Signature if held jointly) Dated , 2006

INTERNET AND TELEPHONE PROXY AUTHORIZATION	SIGNATURE FOR PARTNERSHIPS, CORPORATIONS, TRUSTS

[Provide number and website and instruction]

By:
Name:
Title:

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED.